Consolidated Statement of Comprehensive Income - USD ($)	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
Net income	$ 12,711,000	$ 12,431,000
Net unrealized holding gain (loss) on available- for-sale investment securities	2,720,000	(1,636,000)
Tax effect	(571,000)	345,000
Reclassification adjustment for investment securities gains included in net income	(194,000)
Tax effect	41,000	0
Total other comprehensive income (loss)	1,996,000	(1,291,000)
Comprehensive income	$ 14,707,000	$ 11,140,000